COHEN & STEERS REAL ASSETS FUND, INC. (the “Fund”)

Class R (RAPRX) and Class Z (RAPZX) Shares

Supplement dated September 19, 2014 to

Prospectuses dated May 1, 2014

The Board of Directors of the Fund has approved changes to the investment minimum and eligibility requirements for Class R and Class Z shares, effective September 30, 2014.

Accordingly, the first paragraph of the “Purchase and Sale of Fund Shares” section on page 12 of the Prospectus is hereby deleted and replaced with the following:

There are no investment minimums for Class R or Class Z shares.

Additionally, the “How to Purchase, Exchange and Sell Fund Shares – Types of Shareholders Qualified to Purchase Shares” section on page 30 of the Prospectus is hereby deleted and replaced with the following:

TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE FUND SHARES

Class R shares are available for purchase only by group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. Class R shares are generally not available for purchase by retail non-retirement accounts, traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; plans covering self-employed individuals and their employees (formerly Keogh/ H.R. 10 plans); or health savings accounts. Please contact your plan administrator or employee benefits office for more information.

Class Z shares are available for purchase only through financial intermediaries permitted, by contract with the Distributor, to offer shares where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class Z shares. Such intermediaries may include group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. Class Z shares are generally not available for purchase by retail non-retirement accounts, traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; plans covering self-employed individuals and their employees (formerly Keogh/ H.R. 10 plans); or health savings accounts. Please contact your financial intermediary to determine whether Class Z shares are available for purchase.

Additionally, the “How to Purchase, Exchange and Sell Fund Shares – Purchase Minimums” section on page 30 of the Prospectus is hereby deleted and replaced with the following:

PURCHASE MINIMUMS

There are no investment minimums for Class R or Class Z shares. The Fund reserves the right to change its minimum investment requirements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RAFSUPRZ-09/14